UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2015

Continental Cement Company, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	333-187556-38	27-2594654
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

16100 Swingley Ridge Road

Suite 230

Chesterfield, Missouri 63017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (636) 532-7440

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Davenport Purchase Agreement

On April 16, 2015, Continental Cement Company, L.L.C. (“Continental Cement”), Summit Materials, LLC (“Summit LLC”), Summit Materials Holdings L.P. (“Summit Holdings”) and Lafarge North America Inc. (“Lafarge”) entered into an Asset Purchase Agreement (the “Davenport Purchase Agreement”). If the conditions in the Davenport Purchase Agreement are met and the parties proceed to closing, at closing, Continental Cement will acquire certain assets (the “Davenport Assets”) from Lafarge, including a cement plant, a quarry and seven cement distribution terminals (the “Davenport Acquisition”).

The Davenport Purchase Agreement contains customary representations, warranties, covenants, and termination rights. The consummation of the Davenport Acquisition is subject to customary conditions, including absence of a material adverse effect on the Davenport Assets. The consummation of the Davenport Acquisition is also subject to the conditions that (i) the Federal Trade Commission shall have accepted for public comment an Agreement Containing Order that, if issued as a final order, would require Lafarge to divest the Transferred Business (as defined in the Davenport Purchase Agreement) to Continental Cement, (ii) the merger of Lafarge’s parent company, Lafarge S.A., with Holcim Ltd. shall have been consummated, and (iii) the conditions in the Bettendorf Purchase Agreement (as defined below) shall have been satisfied or waived. The aggregate purchase price for the Davenport Acquisition is expected to be approximately $450 million in cash, subject to certain adjustments as set forth in the Davenport Purchase Agreement, plus the Bettendorf Assets (as defined below). The Company expects to fund the purchase price with debt and equity financing. The transaction is expected to close in the third quarter of 2015. There can be no assurance that the Davenport Acquisition will be completed in the anticipated time frame, or at all, or that the anticipated benefits of the Davenport Acquisition will be realized.

The foregoing summary of the material terms of the Davenport Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Davenport Purchase Agreement. The Davenport Purchase Agreement is filed herewith as Exhibit 2.1 and is incorporated by reference into this Current Report on Form 8-K.

Bettendorf Purchase Agreement

In connection with the entry into the Davenport Agreement, Continental Cement, Summit LLC, Summit Holdings and Lafarge entered into an Asset Purchase Agreement (the “Bettendorf Purchase Agreement”). If the conditions in the Bettendorf Purchase Agreement are met and the parties proceed to closing, at closing, Continental Cement will convey certain assets to Lafarge, including a cement distribution terminal (the “Bettendorf Assets”) as partial consideration for the sale of the Davenport Assets pursuant to the Davenport Purchase Agreement (the “Bettendorf Acquisition”).

The Bettendorf Purchase Agreement contains customary representations, warranties, covenants, and termination rights. The consummation of the Bettendorf Acquisition is subject to customary conditions, including absence of a material adverse effect on the Bettendorf Assets. The consummation of the Bettendorf Acquisition is also subject to the condition that the conditions in the Davenport Purchase Agreement have been satisfied or waived. The transaction is expected to close simultaneously with the closing of the Davenport Acquisition. There can be no assurance that the Bettendorf Acquisition will be completed in the anticipated time frame, or at all, or that the anticipated benefits of the Bettendorf Acquisition will be realized.

The foregoing summary of the material terms of the Bettendorf Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Bettendorf Purchase Agreement. The Bettendorf Purchase Agreement is filed herewith as Exhibit 2.2 and is incorporated by reference into this Current Report on Form 8-K.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K (including the exhibits attached hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the registrant’s filings with the Securities and Exchange Commission. The registrant disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Asset Purchase Agreement, dated as of April 16, 2015, among Continental Cement Company, L.L.C., Lafarge North America Inc., Summit Materials, LLC and Summit Materials Holdings L.P. (incorporated by reference to Exhibit 2.1 to Summit Materials, Inc.’s Current Report on Form 8-K filed April 17, 2015).

2.2	Asset Purchase Agreement, dated as of April 16, 2015, among Continental Cement Company, L.L.C., Lafarge North America Inc., Summit Materials, LLC and Summit Materials Holdings L.P. (incorporated by reference to Exhibit 2.2 to Summit Materials, Inc.’s Current Report on Form 8-K filed April 17, 2015).

***Schedules and exhibits to Exhibits 2.1 and 2.2 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.***

The agreements and other documents filed as exhibits to this report are not intended to provide factual information or other disclosure other than with respect to the terms of the agreements or other documents themselves, and you should not rely on them for that purpose. In particular, any representations and warranties made by us in these agreements or other documents were made solely within the specific context of the relevant agreement or document and may not describe the actual state of affairs as of the date they were made or at any other time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL CEMENT COMPANY, L.L.C.

	By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Secretary

DATED: April 17, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Asset Purchase Agreement, dated as of April 16, 2015, among Continental Cement Company, L.L.C., Lafarge North America Inc., Summit Materials, LLC and Summit Materials Holdings L.P. (incorporated by reference to Exhibit 2.1 to Summit Materials, Inc.’s Current Report on Form 8-K filed April 17, 2015).

2.2	Asset Purchase Agreement, dated as of April 16, 2015, among Continental Cement Company, L.L.C., Lafarge North America Inc., Summit Materials, LLC and Summit Materials Holding L.P. (incorporated by reference to Exhibit 2.2 to Summit Materials, Inc.’s Current Report on Form 8-K filed April 17, 2015).